APPENDIX A

TRUST AGREEMENTS:

Shelby J Butterfield 2015 Five Year GRAT
Shelby J Butterfield 2015 Ten Year GRAT
Shelby J Butterfield 2015 Fifteen Year GRAT
Shelby J Butterfield 2015 Twenty Year GRAT
Shelby J Butterfield 2015 Five Year Progressive Payment GRAT
Shelby J Butterfield 2015 Ten Year Progressive Payment GRAT
Shelby J Butterfield 2015 Fifteen Year Progressive Payment GRAT
Shelby J Butterfield 2015 Twenty Year Progressive Payment GRAT
Stephen F Butterfield 2015 Five Year GRAT
Stephen F Butterfield 2015 Ten Year GRAT
Stephen F Butterfield 2015 Five Year Progressive Payment GRAT
Stephen F Butterfield 2015 Ten Year Progressive Payment GRAT
Butterfield Family Trust
Stephen F Butterfield Settlement Trust
Butterfield Charitable Lead Annuity Tr

As authorized by Management Agreement between Union Bank & Trust Company and Whitetail Rock Capital Management, LLC dated March 23, 2017, this Appendix A is accepted this 8th day of May, 2019, and becomes part of said Management Agreement.

Whitetail Rock Capital Management, LLC

By: ______________________
Title: CCO

Union Bank and Trust Company

By: ______________________
Title: ______________________
NATE WIETING
PERSONAL TRUST
UNION BANK & TRUST COMPANY, TRUSTEE

DMWEST #8696531 v2